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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-58056 and 333-33442 of Tenneco Automotive Inc. on Form S-8 of our report dated June 28, 2005, appearing in this Annual Report on Form 11-K of The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees for the year ended December 31, 2004.



DELOITTE & TOUCHE LLP

Chicago, Illinois
June 28, 2005